EXHIBIT 10.8

                 SOFTWARE LICENSE AND DISTRIBUTORSHIP AGREEMENT

         This Software License and Distributorship Agreement (this "AGREEMENT") is entered into as of this 11th day of March, 2003 ("EFFECTIVE DATE") by and between Scientific Computing Associates, Inc., a Connecticut corporation located at One Century Tower, 265 Church Street, New Haven, Connecticut ("SCA"), and TurboWorx, Inc., a Delaware corporation located at One Century Tower, 265 Church Street, New Haven Connecticut ("TURBOWORX").

                                   BACKGROUND

         SCA currently makes available certain software to TurboWorx for distribution or resale by TurboWorx. The parties now desire to memorialize the terms under which SCA will continue to provide TurboWorx with such software.

         Now, therefore, in consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows:

         1.       DEFINITIONS

                  1.1  "CURRENT  SCA  PRICE"  means,  with  respect  to any  SCA
Commercial Product, the price of that SCA Commercial Product customarily received by SCA from customers other than TurboWorx, as set forth on EXHIBIT A, and updated annually by SCA pursuant to the terms of this Agreement, provided that SCA cannot increase the Current SCA Price of any SCA Commercial Product unless SCA has an actual sale to an unassociated entity at the increased price, or by agreement of the parties.

                  1.2 "CUSTOMER" means an end user of a product for such end user's own benefit and not for redistribution, remarketing, or resale.

                  1.3 "JAVA PIRANHA" means all computer software, in source or non-source form, including all versions thereof and Upgrades thereto, developed by SCA as part of an implementation of the Java form of the Piranha application for Paradise.

                  1.4 "JAVA PIRANHA LIBRARY" means a certain set of invocable library functions, in source or non-source form, including all versions thereof and Upgrades thereto, developed by TurboWorx that, when used in conjunction with Java Piranha, enables applications written in the Java programming language to make use of the Piranha task distribution, scheduling, and execution functionality. Java Piranha Library specifically excludes any computer software that is specific to particular computing applications that make use of the Piranha functionality.

                  1.5 "SCA COMMERCIAL PRODUCTS" means the following products, including all versions thereof or Upgrades thereto, in the forms that SCA makes them available to its customers or partners: Paradise Server; C, C++ and Java APIs for Paradise; and C Piranha application for Paradise. SCA Commercial Products specifically exclude Java Piranha.

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                  1.6  "UPGRADE"  means,  with respect to either SCA  Commercial
Products or Java Piranha or the Java Piranha Library, as the case may be, any version thereof that (a) is intended to be made generally available by its developer to the developer's customers or partners and (b) as compared to prior releases or versions of the same product, contains functional enhancements, extensions, error corrections or fixes, or is operable on different combinations of computer hardware and operating systems.

                  1.7 "TECHNICAL COMPUTING WORKFLOW" means an automated software implementation, designed, to solve a technical computing problem, in which data or control information is passed among multiple independent software components for action according to procedural rules.

                  1.8 "TECHNICAL COMPUTING WORKFLOW SYSTEM" means any software implementation of a system designed to create, debug, execute, or monitor Technical Computing Workflows, including appropriate user and administrative interfaces for such a system.

         2.       LICENSES

                  2.1 SCA COMMERCIAL PRODUCTS LICENSE. SCA hereby grants to TurboWorx, subject to Section 3.4(b) and Article 8, a non-transferable, perpetual, irrevocable, non-exclusive license to use, copy, create derivative works of, and distribute to its Customers non-source forms of the SCA Commercial Products only as part of, or in conjunction with, TurboWorx's Technical Computing Workflow Systems, and to sublicense its Customers to use the non-source forms of the SCA Commercial Products only in conjunction with TurboWorx's Technical Computing Workflow Systems, and for no other purpose.

                  2.2      JAVA PIRANHA LICENSE.

                           (a)  SCA  hereby  grants  to  TurboWorx,  subject  to
Section 3.4(b), Section 7(c) and Article 8, a non-transferable, perpetual, irrevocable, non-exclusive license to modify the source code of Java Piranha only for internal research and development purposes according to the terms of this Agreement and for no other purpose.

                           (b)  SCA  hereby  grants  to  TurboWorx,  subject  to
Section 3.4(b) and Article 8, a non-transferable, perpetual, irrevocable, non-exclusive license to use, copy, create derivative works of, and distribute to its Customers non-source forms of Java Piranha, including any modifications thereto, only as part of or in conjunction with, TurboWorx's Technical Computing Workflow Systems or the SCA Commercial Products licensed hereunder, and for no other purpose.

                  2.3      JAVA PIRANHA LIBRARY LICENSE.

                           (a)  TurboWorx  hereby  grants  to  SCA,  subject  to
Section 3.4(e) and Section 7(c), a non-transferable, perpetual, irrevocable, non-exclusive license to modify the source code of the Java Piranha Library only for internal research and development purposes according to the terms of this Agreement and for no other purpose.

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                           (b)  TurboWorx  hereby  grants  to  SCA,  subject  to
Section  3.4(c),  a  non-transferable,   perpetual,  irrevocable,  non-exclusive
license to use, sublicense, copy, create derivative works of, and distribute to its Customers non-source forms of the Java Piranha Library, including any modifications thereto, for all purposes other than in competition with TurboWorx Technical Workflow Systems.

                  2.4 SUBLICENSE. TurboWorx shall have the right to grant non-exclusive, non-transferable sublicenses under the licenses granted pursuant to Sections 2.1 and 2.2(b) to such distributors, manufacturers or other third parties  as  TurboWorx  may  elect  to  use in  connection  with  the  creation, modification, manufacture, distribution or sale of TurboWorx's Technical Computing Workflow Systems, including supplemental programs operable therewith and derivative works thereof, to Customers and for no other purpose. Any such sublicenses will contain terms and conditions at least as restrictive as those contained herein, including without limitation, with respect to termination, warranty and confidentiality; PROVIDED HOWEVER THAT under no circumstances shall such sublicenses provide such distributors, manufacturers or other parties with access to any source code for the SCA Commercial Products or Java Piranha.

                  2.5 RESELLER. Subject to Article 8, in addition to the above licenses, SCA hereby grants to TurboWorx the non-transferable, non-exclusive right to resell non-source forms of the SCA Commercial Products and Java Piranha to TurboWorx's Customers according to the terms of this Agreement. TurboWorx will resell such SCA Commercial Products and Java Piranha without alteration of the software or the documentation, packaging, warranties and disclaimers therefor or other materials provided therewith and will include in the packaging therefor SCA's prescribed form of license, or with such alterations or modifications as agreed to by SCA or modifications under Section 2.2(a). So long as TurboWorx is not in default hereof or of any other agreement or instrument with SCA, TurboWorx may use SCA's trademarks and trade names, in the forms set forth on EXHIBIT B, in the advertising and promotion of the SCA Commercial Products and Java Piranha hereunder. Any use of such trademarks and trade names by TurboWorx will be under the control and supervision of SCA and will inure to the sole benefit of SCA. The right to use SCA's trade marks and trade names will not create in TurboWorx any legal right in such trademarks or trade names.

                  2.6 LIMITATION ON LICENSE. TurboWorx acknowledges that the grant of rights herein will not impair or restrict any rights previously granted by SCA to any third party, or affect SCA's right to grant any such rights in the future. All rights not expressly granted to TurboWorx herein are reserved to SCA. TurboWorx may not disassemble, decompile, reverse engineer or attempt in any way to modify or discover the source code for the SCA Commercial Products and will use its best efforts to prevent any third party from taking any of the foregoing actions.

         3.       FEES

                  3.1 WARRANTS. In partial consideration of the licenses granted
herein,   TurboWorx  shall  issue  certain  Warrants  to  SCA  pursuant  to  the
Subscription Agreement attached hereto as EXHIBIT C.

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                  3.2  LICENSE   FEES.   Subject  to  Section  3.3,  in  partial
consideration of the licenses granted herein, TurboWorx shall pay SCA a fee at the rate of 70% of the Current SCA Price for: (a) each SCA Commercial Product distributed, licensed, or sold by TurboWorx, other than for evaluation purposes, alone or as part of any derivative product (including non-workflow parallel or distributed computing applications) that makes no fundamental use of a TurboWorx Technical Computing Workflow System, (b) each Technical Computing Workflow System distributed or sold by TurboWorx where the user, or an application (other than a Technical Computing Workflow) run by the user, is permitted direct access to the programming API's of the SCA Commercial Products, provided that no such fee will be payable in connection with any distribution or sale by TurboWorx of TurboBlast(R), and (c) any embarrassingly parallel application parallelized by TurboWorx and sold, licensed or distributed as a stand-alone retail product of TurboWorx. Notwithstanding the foregoing, TurboWorx will pay SCA a minimum annual royalty of $25,000 provided that the license granted in Section 2.5 has not been terminated. Such fees will be payable in accordance with Section 3.6.

                  3.3 SUBLICENSE FEES. Notwithstanding the terms of Section 3.2, the amount of any fee payable to SCA under a sublicense pursuant to Section 2.4 for: (a) each SCA Commercial Product distributed, licensed, or sold by a sublicensee, other than for evaluation purposes alone or as part of any derivative product (including non-workflow parallel or distributed computing applications) that makes no fundamental use of a TurboWorx Technical Computing Workflow System, and (b) each Technical Computing Workflow System distributed or sold by sublicensee where the user, or an application other than a Technical Computing Workflow run by the user, is permitted direct access to the programming API's of the SCA Commercial Products will be negotiated in good faith at the time of the sublicense by SCA, TurboWorx and the sublicensee, provided that no such fee will be payable in connection with any sublicensing of TurboBlast(R), and (c) any embarrassingly parallel application parallelized by TuroWorx and sold, licensed or distributed as a stand-alone retail product of TurboWorx.

                  3.4      TAXES; OTHER CHARGES.

                           (a)  All  charges  and  fees  provided  for  in  this
Agreement are exclusive of any taxes, duties, or similar charges imposed by any government. All such taxes or charges relating to the grant of licenses by SCA or license fees due to SCA hereunder will be paid by TurboWorx. All such taxes or charges relating to the grant of licenses by TurboWorx or license fees due to TurboWorx hereunder will be paid by SCA.

                           (b) in  addition  to the fees  payable  by  TurboWorx
under Section 3.2, TurboWorx shall reimburse SCA for the full cost of any third party components contained in, or associated with, the SCA Commercial Products and Java Piranha licensed to TurboWorx hereunder, provided that (i) SCA informs TurboWorx in advance of such costs; (ii) SCA affords TurboWorx the opportunity to procure its own licenses to such components; and (iii) where technically feasible, SCA offers TurboWorx, at its sole option, the ability to receive "unbundled" versions of the SCA Commercial Products and Java Piranha from which the third party components have been removed.

                           (c) SCA shall  reimburse  TurboWorx for the full cost
of any third party components contained in, or associated with, the Java Piranha Library licensed to SCA

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hereunder,  provided  that (i)  TurboWorx  informs SCA in advance of such costs;
(ii) TurboWorx affords SCA the opportunity to procure its own licenses to such components; and (iii) where technically feasible, TurboWorx offers SCA, at its sole option, the ability to receive "unbundled" versions of the Java Piranha Library from which the third party components have been removed.

                  3.5 REPORTING AND PAYMENT. TurboWorx will pay to SCA the fees required under Sections 3.2, 3.3 and 3.4(a) within forty-five (45) days after the end of each calendar quarter. TurboWorx shall submit with such payment a report showing: (a) the number of copies of the SCA Commercial Products distributed or returned during the quarter, (b) whether the distribution was of the product alone or in a Technical Computing Workflow System, (c) how the amount of the license fee was calculated, including allowance for fees for returned products, and (d) sufficient detail about the distributees to enable SCA to verify the fee calculations. Each party will pay the other party the fees required under Sections 3.4(b) or 3.4(c) within fifteen (15) days of receipt of a valid invoice therefor.

                  3.6 BOOKS AND RECORDS. TurboWorx will keep at its principal place of business complete and accurate books of account and records with respect to the distribution of SCA Commercial Products and products containing Java Piranha. No more than twice in a calendar year, SCA and its authorized agents shall have the right to inspect such books and records of account at any time during normal business hours upon reasonable prior notice. In the event of any discrepancy between such books and records and the report described in
Section 3.5, then TurboWorx shall pay to SCA the amount of such discrepancy and, if a discrepancy is more than the greater of 5% of the total fees paid during the period of the discrepancy or $5,000.00, any costs and expenses incurred by SCA in connection with such inspection. Such payment shall be made immediately upon receipt and verification by TurboWorx of a notice from SCA detailing the discrepancy and the amount owed to SCA.

         4.       OWNERSHIP

                  4.1 SCA PRODUCTS. SCA shall retain all rights of ownership, including any registered or unregistered copyrights, to all of the SCA Commercial Products and Java Piranha, including all upgrades or derivative works created by SCA. SCA shall also receive all rights of ownership, including any registered or unregistered copyrights, in any modifications or upgrades to the SCA Commercial Products or Java Piranha, including without limitation any modification to the source code thereof, created by TurboWorx pursuant to the terms of this Agreement. SCA shall also receive all rights of ownership, including any registered or unregistered copyrights, in any derivative products incorporating non-source forms of the Java Piranha Library, created by SCA or its partners or customers pursuant to the terms of this Agreement.

                  4.2 TURBOWORX PRODUCTS. TurboWorx shall retain all rights of ownership, including any registered or unregistered copyrights, to the Java Piranha Library, including all modifications, upgrades or derivative works created by TurboWorx. TurboWorx shall also receive all rights of ownership, including any registered or unregistered copyrights, in any modifications or upgrades to the Java Piranha Library created by SCA pursuant to the terms of this Agreement. TurboWorx shall also receive all rights of ownership, including any registered or unregistered copyrights, in any derivative products incorporating non-source forms of the

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SCA Commercial Products or Java Piranha, created by TurboWorx or its partners or customers pursuant to the terms of this Agreement.

                  4.3 ASSIGNMENTS. Each party agrees to execute any document reasonably requested by the other party to evidence, transfer, or assign any rights in the SCA Commercial Products, Java Piranha, Java Piranha Library, and/or any derivative works thereof in order to effectuate ownership of these works in accordance with 4.1 and 4.2 hereof.

         5.       MAINTENANCE AND SUPPORT

                  5.1 UPGRADES. Throughout the Term of this Agreement, SCA shall continue to make reasonable efforts to maintain the SCA Commercial Products so that, in SCA's reasonable judgment, they remain competitive. SCA shall provide to TurboWorx, subject to the terms of this Agreement, all Upgrades to the SCA Commercial Products within thirty (30) days of when they become available for commercial use by any Customer, distributor, affiliate or partner of SCA.

                  5.2 NEW VERSIONS. In addition to Upgrades to the SCA Commercial Products developed pursuant to Section 5.1, SCA shall provide versions of the SCA Commercial Products, including versions with new, different, enhanced, or improved functionality and versions operable on a specified combination of computer hardware and operating systems, as reasonably requested by TurboWorx. SCA shall use reasonable commercial efforts to create and deliver such a version within a reasonable time period. TurboWorx shall reimburse SCA for its reasonable costs in connection therewith. At SCA's option, or if SCA is unable to deliver the requested versions of the SCA Commercial Products within a reasonable period of time, then TurboWorx will have the right, at its own expense, to create such versions. In such event: (a) to the extent it is commercially reasonably able to do so, SCA shall provide TurboWorx advice and assistance in the creation of such versions, at the expense of TurboWorx, (b) subject to Section 7(c), SCA shall provide TurboWorx with access to the necessary source code and tools to enable TurboWorx to create and subsequently maintain or enhance such versions, and (c) TurboWorx will execute and deliver to SCA the Software Modification Agreement, attached hereto as EXHIBIT D.

                  5.3 MAINTENANCE. SCA shall use reasonable commercial efforts to correct any material errors or defects in any of the SCA Commercial Products, including all Upgrades. If such errors or defects are reported to SCA within ninety (90) days after delivery of the affected product or Upgrade to TurboWorx, any such correction shall be for no additional charge. If such errors or defects are reported to SCA after ninety (90) days after delivery of the affected product or Upgrade to TurboWorx, TurboWorx shall reimburse SCA for its reasonable costs in correcting the errors or defects.

                  5.4 MAINTENANCE FOR CUSTOMERS. Upon the reasonable request of TurboWorx, SCA shall provide maintenance and enhancement services to Customers of TurboWorx using products for which a license has been granted to TurboWorx hereunder. Such services will be provided under terms and conditions, including price, no less favorable than those under which SCA makes such services available to its other customers for the SCA Commercial Products and Java Piranha; provided that TurboWorx shall respond to all initial

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customer  requests  for  maintenance  when the SCA  Commercial  Product  or Java
Piranha is used as part of or in conjunction with any TurboWorx product.

                  5.5 JAVA PIRANHA. SCA and TurboWorx shall cooperate to maintain, upgrade, and enhance Java Piranha and the Java Piranha Library. Subject to Section 7(c), each party shall provide to the other party, in source code form, any modifications, upgrades or enhancements to Java Piranha or the Java Piranha Library, made by it or its customers or licensees, without any additional compensation, no later than they are made available to other Customers. All such licenses in section 2.

         6.       WARRANTIES, COVENANTS, LIABILITY AND INDEMNIFICATION

                  6.1 MUTUAL WARRANTIES. Each party warrants to the other that it has the right and authority to enter into this Agreement and that the execution and delivery of this Agreement will not result in a breach or violation of any statute, law, rule, regulation, contract, or instrument by which it is bound.

                  6.2 EXPORT RESTRICTIONS. Each party agrees not to export or re-export, or permit exportation or re-exportation, of the products licensed hereunder outside of the United States except in compliance with the applicable laws and regulations of the United States.

                  6.3 SCA DISCLAIMER. EXCEPT AS OTHERWISE SET FORTH [N THIS AGREEMENT, SCA MAKES NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY AND SCA HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ARISING OUT OF USAGE OF TRADE OR COURSE OF DEALING OR PERFORMANCE WITH RESPECT TO THE SCA COMMERCIAL PRODUCTS AND JAVA PIRANHA, AND ANY UPGRADES, MODIFICATIONS OR VERSIONS OF THE FOREGOING, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

                  6.4 TURBOWORX DISCLAIMER. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, TURBOWORX MAKES NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY AND TURBOWORX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ARISING OUT OF USAGE OF TRADE OR COURSE OF DEALING OR PERFORMANCE WITH RESPECT TO THE JAVA PIRANHA LIBRARY, AND ANY UPGRADES, MODIFICATIONS OR VERSIONS OF THE FOREGOING, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

                  6.5 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE SUBJECT MATTER OF THIS AGREEMENT. WITHOUT LIMITING THE FOREGOING, SCA WILL NOT BE LIABLE UNDER ANY CIRCUMSTANCE HEREUNDER, EXCEPT UNDER SECTION 6.6(a), TO TURBOWORX IN EXCESS OF THE CONSIDERATION PROVIDED TO SCA BY TURBOWORX HEREUNDER (IN THE FORM

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PROVIDED) DURING THE TWELVE MONTHS PRECEDING ANY CLAIM FOR LIABILITY.

                  6.6      INDEMNIFICATION.

                           (a) SCA, at its expense, shall indemnify,  defend and
hold TurboWorx harmless from any cost, expense or liability, including attorneys fees, as the result of any action, claim, suit, or proceeding that is based, in whole or in part, upon a claim that any of the SCA Commercial Products and Java Piranha infringes a copyright, patent, trademark, or other intellectual property right or misappropriates a trade secret, unless such claim is based upon a combination of any of the SCA Commercial Products or Java Piranha with any product of TurboWorx or any third party.

                           (b)  TurboWorx,  at  its  expense,  shall  indemnify,
defend and hold SCA harmless from any cost, expense or liability, including attorneys fees, as the result of any action, claim, suit, or proceeding that is based, in whole or in part, upon a claim that the Java Piranha Library infringes a copyright, patent, trademark, or other intellectual property right or misappropriates a trade secret, unless such claim is based upon a combination of Java Piranha Library with any product of SCA or any third party.

         7.       CONFIDENTIAL INFORMATION

                           (a) The parties  acknowledge  that during the term of
this Agreement they may be exposed to certain information and trade secrets relating to, or concerning, the other party's business (including without limitation its operations, financial information, technology, customers, suppliers, plans, or products) or that the other party has obtained from a third party under an obligation of confidentiality, that are not generally known to the public (collectively "Confidential Information"). The parties agree that during this Agreement, and for a period of seven (7) years thereafter, they will not use any Confidential Information except in accordance with the provisions of, and for the purposes described in, this Agreement, and will disclose Confidential Information to any third party, including without limitation any employees or contractors of a party hereto, only upon the execution by such third party of a written agreement to maintain such Confidential Information on terms at least as restrictive as those contained herein.

                           (b)  The  foregoing   obligations   with  respect  to
Confidential Information shall not apply to: (i) information generally available to the public without breach of this Agreement, (ii) information developed independently by the receiving party (in which case the burden of proof shall be on the receiving party to prove that such information was developed independently), (iii) information obtained directly from a third party not under any obligation of nondisclosure or confidentiality, and (iv) information required to be disclosed by court order or applicable law, provided, however that in the event a party intends to use or disclose information in reliance on any one of the above exceptions, such party must provide the other party with at least fifteen (15) days prior written notice specifying such party's intent to disclose such information, the nature and type of the information to be disclosed and the applicable exception permitting its disclosure.

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                           (c) Without  limitation on the foregoing,  each party
acknowledges that the other party's source code underlying its products is of paramount importance to the business of such other party and that such other party will be seriously harmed if such source code (including any source code derived from such source code) were disclosed in any manner whatsoever without the prior written consent of such other party. Each party agrees that any source code (including any source code derived from such source code) provided to it hereunder: (i) will be considered "Confidential Information" hereunder, (ii) will be used only by employees or contractors of such party who are under written obligations at least as restrictive as those contained herein to protect such Confidential Information, and (iii) will be protected by all reasonably available security measures. Under no circumstances will either party release or permit the release of source code express written consent of the other party.

         8. NON-COMPETITION. Notwithstanding the licenses granted herein, TurboWorx will not use and will cause each of its affiliates not to use, the SCA Commercial Products or Java Piranha or any works derived or resulting therefrom, including without limitation any Upgrades, versions or modifications thereof, to develop, manufacture, market or sell any product that competes with the existing products of MetaServer, Inc., including without limitation its eBusiness Process Integration Platform.

         9.       TERM AND TERMINATION

                  9.1 TERM. This Agreement will take effect on the Effective Date and will continue indefinitely thereafter, until terminated pursuant to this Article 9.

                  9.2 TERMINATION.  This Agreement may be terminated:

                           (a) By a party  if the  other  party  is in  material
breach of any term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured within 30 days after the non-breaching party gives written notice of such breach;

                           (b) Notwithstanding  paragraph (a) above, by a party,
immediately upon notice to the other party, if such other party is in breach of any term, condition or provision of Articles 7 or 8 or is in material breach of any other agreement or instrument between the parties.

                           (c) By a party,  immediately upon notice to the other
party, if such other party:

                                    (i)  terminates  or suspends  its  business,
(ii) becomes insolvent, is unable to pay its debts or other obligations as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes.

                           (d)  By   TurboWorx,   if  it  ceases   to   utilize,
distribute, license, or sell any of the SCA Commercial Products, in any manner.

                  9.3 TERMINATION OF RESELLER AGREEMENT. SCA may terminate the license granted under Section 2.5 of this Agreement at any time for any reason whatsoever upon providing TurboWorx with thirty (30) days prior written notice. Any such termination will not affect any other provision of this Agreement, except that the provisions of Section 9.4(c) will apply only insofar as it is applicable to the license granted under Section 2.5.

                  9.4      EFFECT OF TERMINATION.

                           (a) Upon  termination of this Agreement under Section
9.2(a) other than for material breach of Article 5, or under Sections, 9.2(b) or 9.2(c), all licenses granted hereunder to the breaching party will terminate, except that any such termination will not affect any sublicenses or other rights properly granted to any third party under the terms of this Agreement prior to termination. Any such termination of this Agreement will not affect the licenses granted to the nonbreaching party hereunder and will not affect the provisions regarding the parties' treatment of Confidential Information in Article 7 or the non-competition provisions of Article 8.

                           (b) Upon  termination  of this Agreement by TurboWorx
under Section 9.2(d), all licenses granted hereunder to TurboWorx will terminate, except that any such termination will not affect any sublicenses or other rights properly granted to any customer under the terms of this Agreement prior to termination. Any such termination of this Agreement will not affect the licenses granted to SCA hereunder and will not affect the provisions regarding the parties' treatment of Confidential Information or the non-competition provisions of Article 8.

                           (c)  Upon  termination  of  this  Agreement  by  SCA,
TurboWorx will, within ten (10) days after the effective date of any such termination: (i) pay SCA all amounts due and owing hereunder and cease all use of SCA's proprietary information and materials, (ii) destroy or return to SCA all of SCA's Confidential Information in TurboWorx's possession or provided by TurboWorx to any third party, including without limitation all copies of the SCA Commercial Products and Java Piranha, any modifications, Upgrades or versions thereof, and the source code (and any source code derived from such source code) therefor, and (iii) destroy all electronic copies of the items described in the preceding clause (ii) and certify the same in writing to SCA.

                           (d) Upon  termination of this Agreement by TurboWorx,
SCA will, within ten (10) days after the effective date of any such termination:
(i) destroy or return to TurboWorx all of TurboWorx's Confidential Information in SCA's possession or provided by SCA to any third party, including without limitation all copies of Java Piranha Library, any modifications, Upgrades or versions thereof, and the source code (and any source code derived from such source code) therefor, and (iii) destroy all electronic copies of the items described in the preceding clause (ii) and certify the same in writing to TurboWorx.

                           (e) Upon the  reasonable  request of any  party,  the
other party will  provide  written  certification  of its  compliance  with this
Article 9.

                           (f)  Termination  of  this  Agreement  by  SCA  under
Section 9.2(a), 9.2(b), or 9.2(c), or by TurboWorx under Section 9.2(d) shall relieve TurboWorx of any and all future payments or issuance of warrants except as provided for in the Subscription Agreement attached as Exhibit C, but shall not relieve TurboWorx of any warrants previously issued, payments previously made, or amounts owed prior to termination.

         10.      SOFTWARE ESCROW.

                           (a) SCA shall  deposit a copy of the source  code for
each of the SCA Commercial Products as provided to TurboWorx, initially or from time to time, with an escrow agent selected by SCA. SCA shall ensure that the latest versions of the source code, as provided to TurboWorx, is always available at the escrow agent. SCA shall provide to TurboWorx within thirty (30) days of signature of this Agreement the name and contact details of such escrow agent and undertakes that no changes to such chosen agent will be made without prior written consent from TurboWorx. All reasonable costs and expenses of the escrow agent or otherwise related to the escrow of the source code hereunder will be paid by TurboWorx.

                           (b) As long as TurboWorx  is not in material  default
or violation of any part of this Agreement, TurboWorx shall have a perpetual, non-exclusive, non-transferable, royalty-free license to the deposited source code only in the event that: (i) SCA materially breaches Section 5.1 or 5.2 of this Agreement, or (ii) SCA liquidates, dissolves or ceases to do business without its obligations hereunder relating to the SCA Commercial Products being assumed by a successor or assignee.

         11.      PREFERRED RELATIONSHIPS

                  11.1 PREFERRED RESELLER. SCA shall designate TurboWorx as a preferred reseller of the SCA Commercial Products and will refer, at no charge, sales leads for the SCA Commercial Products to TurboWorx to the extent that, in the sole judgment of SCA, it is appropriate and commercially reasonable to do so.

                  11.2 PREFERRED SERVICES. TurboWorx shall designate SCA a preferred partner for services relating to parallelization and optimization of high performance technical computing components and will refer and or subcontract opportunities for such services, at no charge, to SCA to the extent that, in the sole judgment of TurboWorx, it is appropriate and commercially reasonable to do so.

         12.      MISCELLANEOUS

                  12.1 ENTIRE AGREEMENT. This Agreement (including the Exhibits) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter.

                  12.2 GOVERNING LAW. This Agreement is governed by the laws of the State of Connecticut, without reference to its conflicts of laws principles and any dispute arising hereunder shall be submitted to the exclusive jurisdiction of the state and federal courts in Connecticut.

                  12.3 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or circumstance, is held to be invalid or unenforceable: (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or entities or circumstances will not be affected by such invalidity or unenforceability. Without limiting any of the foregoing, if any of the covenants set forth in Articles 7 or 8 are held to be unreasonable, arbitrary, or against public policy, such covenants will be considered divisible with respect to scope and time, and in such lesser scope or time, will be effective, binding and enforceable against TurboWorx and SCA.

                  12.4 AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the parties. No failure or delay by either party in exercising any right, power, or remedy under this Agreement or to insist upon strict compliance with any of the terms hereof, except as specifically provided herein, shall operate as a waiver of the ability to exercise any such right, power or remedy, or to insist upon strict compliance, in the future.

                  12.5 ASSIGNMENTS. This Agreement shall inure to the benefit of and be binding upon each party's successors and assigns. Notwithstanding the foregoing, neither party may assign or transfer this Agreement or any rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, and any attempt to the contrary is void.

                  12.6 NOTICES. All notices, demands or consents required or permitted under this Agreement shall be in writing and delivered to the addresses provided on the signature page hereof or to such other addresses as each party may designate in writing from time to time.

                  12.7   COUNTERPARTS.   This   Agreement  may  be  executed  in
counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.

                  12.8 INJUNCTIVE RELIEF. Each party acknowledges that the other party will not have an adequate remedy at law for the breach of any of the covenants contained in Articles 7 and 8 or Section 9.4 hereof and hereby consents to the enforcement of such covenants by means of a temporary or permanent injunction issued by any court having jurisdiction thereof and further agrees that each party shall be entitled to assert any claim it may have for damages resulting from the breach of such covenants in addition to seeking injunctive or other relief.

                  12.9 DISPUTES. Each party agrees that this Agreement is valid and binding upon it and that it will not challenge the validly of this Agreement in connection with any action. In the event of a dispute regarding this Agreement which involves intervention of a third party, including a court or arbitrator, the losing party shall compensate the winning party for reasonable costs, including reasonable attorneys fees, incurred in connection with the dispute.

         The parties have executed this Agreement below to indicate their acceptance of its terms.

SCIENTIFIC COMPUTING ASSOCIATES, INC.      TURBOWORX, INC.

By :                                       By:
    ----------------------------------        ----------------------------------

Print Name:                                Print Name:
           ---------------------------                --------------------------

Title:                                     Title:
      --------------------------------           -------------------------------

Address:                                   Address:
        ------------------------------             -----------------------------

                                    EXHIBIT A

                               SCA PRICE SCHEDULE

                                    EXHIBIT B

                         SCA TRADEMARKS AND TRADE NAMES

                            TRADEMARKS AND TRADENAMES

Linda

Lindaspaces

Paradise

Piranha

Scientific Computing Associates

                                    EXHIBIT C

                         FORM OF SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT

TurboWorx, Inc.
One Century Tower
265 Church Street
New Haven, Connecticut 06510

Attention: Jeffrey Augen, President

Ladies and Gentlemen:

1.       SUBSCRIPTION

         The undersigned hereby subscribes for a warrant (the "Warrant") to purchase that number of shares of Common Stock, 5.001 par value per share, of TurboWorx, Inc., a Delaware corporation (the "Company") as is calculated in accordance with the Warrant, at the purchase price determined in accordance with the Warrant, on the conditions stated herein.

2.       DEFINITIONS

         Capitalized terms used herein shall have the meanings set forth herein or as set forth below:

         "COMMON SHARES" shall mean shares of the Company's Common Stock, as now or hereafter constituted.

         "SECURITIES" shall mean the Warrant and the Warrant Shares.

         "WARRANT SHARES" shall mean the Common Shares issuable upon exercise of the Warrant.

3.       REPRESENTATIONS AND WARRANTIES OF THE POTENTIAL INVESTOR

         The undersigned hereby acknowledges that the undersigned has received and read (a) this Subscription Agreement, and (b) the Investor Questionnaire (the "Transaction Documents").

         The undersigned understands that the Company is in the early stages of development. The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and request additional information concerning the Company from representatives of the Company. The undersigned has not received any written information concerning this offering other than the Transaction Documents and is not relying on any other information provided to the undersigned or any representations made to the undersigned by anyone other than the representatives of the Company referred to above.

         The undersigned understands that the Company is relying on Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and the regulations thereunder, which provides an exemption from registration under the Act which does not require that any specific information about the Company be disclosed.

         The undersigned acknowledges that the transfer of the Securities shall be subject to the securities law restrictions set forth in this Section 3 and the transfer restrictions set forth in Section 4 hereof.

         The undersigned understands that the Securities have not been registered and will not be registered under the Act or any applicable state securities laws and that the Securities will be sold in transactions exempt from registration under the Act and such state securities laws. The undersigned understands that the availability of these exemptions are predicated in part on the Company's reliance on the undersigned's representations and warranties herein.

         The undersigned hereby represents and warrants to the Company that: (a) the undersigned is acquiring the Securities for the undersigned's own account for investment purposes only, and not with a view to the resale or other distribution thereof, and the undersigned will not transfer, sell or otherwise dispose of the Securities without registering them under the applicable federal or state securities laws or seeking an exemption therefrom; (b) the undersigned has such knowledge and experience in financial and business matters and particularly this type of investment to evaluate the merits and risks of an investment in the Company; (c) the undersigned can bear the economic risk of an investment in the Company, including the risk of a complete loss of the undersigned's investment; and (d) the undersigned is not committed to illiquid investments, including the investment in the Company, that are disproportionately high in comparison with the undersigned's net worth.

         The undersigned understands that the undersigned must bear the economic risk of this investment for an indefinite period of time inasmuch as it has not been and will not be registered under the Act or any applicable state securities laws and, therefore, that the Securities cannot be sold, pledged or transferred unless they are subsequently registered under the Act and qualified under applicable state securities laws or an exemption from such registration and qualification is available. The undersigned understands that the Company has no obligation and does not presently intend to register or qualify any of its securities or to take any action or provide any information necessary to the availability of any such exemption.

         The undersigned further understands that these restrictions on transferability will be noted in the Company's records as a stop transfer instruction, and that the Securities will be subject to the other terms and conditions of this Subscription Agreement, and, if represented by a certificate, will bear a legend substantially in the following form, as well as any legend required by appropriate Blue Sky officials:

         "The securities represented by this certificate (1) are subject to the restrictions on transfer and other terms contained in a Subscription Agreement dated March 11, 2003 between the Company and the holder of this certificate (a copy of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the securities evidenced by this certificate, filed and made effective under the Securities Act of 1933 and such applicable state securities laws, or unless the Company receives an opinion of counsel satisfactory to the Company to the effect that registration under such Act and such applicable state securities laws is not required."

         The undersigned understands that the Company will require that the undersigned meet certain investor suitability standards and that the undersigned be an "accredited investor" as that term is defined in the federal securities laws. A document entitled "Investor Questionnaire" is attached to elicit certain information about the undersigned for investment in the Securities.

         The information provided to the Company herein and in the Investor Questionnaire is true and correct in all respects as of the date hereof The undersigned agrees to notify the Company in writing immediately if any of the statements made herein or in the Investor Questionnaire shall become untrue.

4.       TRANSFER OF SECURITIES

         (a) The undersigned agrees that it may not transfer, sell, pledge, hypothecate or otherwise dispose of any Securities except (i) pursuant to an effective registration statement under the Act and any applicable state securities laws, or (ii) upon delivery to the Company of an opinion of counsel satisfactory to the Company to the effect that registration under the Act and such state securities laws is not required.

         (b) Anything contained herein to the contrary notwithstanding, any purchaser or other transferee of Securities, other than the Company, shall agree in writing in advance with the Company to be bound by and comply with all applicable provisions of this Agreement.

5.       TERMS AND CONDITIONS OF WARRANT

         The Warrant will be substantially in the form and to the effect of the Warrant set forth as Exhibit A hereto.

6.       REGISTRATION RIGHTS

         In the event that the Company determines that it will file a registration statement under the Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer) on any form that would also permit the registration of the Securities and such filing is to be made on its behalf and/or on behalf of selling holders of its securities for the general registration of its securities to be sold for cash, at such time the Company will, within thirty (30) days following such determination, give to the undersigned written notice by registered mail of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising the undersigned of its right to have the Securities included in such registration. Upon the written request of the undersigned received by the Company no later than thirty (30) days after the date of the Company's notice, the Company will use its best efforts to cause to be included in such registration all of the Securities that the undersigned has so requested to be registered; PROVIDED HOWEVER, that if, in the written opinion of the managing underwriter or underwriters (or, in the case of a nonunderwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including the Securities, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current value of such securities; or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Securities to be offered for the account of the undersigned and any other person who has been granted similar rights will be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount.

7.       VALUATION

         The undersigned understands that there are a number of factors that are germane to a full understanding of the valuation of an early stage, private company's stock. While a discussion of all these factors is outside the scope of this Subscription Agreement, the undersigned acknowledges and agrees that it has considered all factors and made all inquiries it has determined to be relevant in entering into the Subscription Agreement, including, without limitation, the following: In December, 2002, the Company's Board of Directors determined that the fair market value of Common Stock was not more than $0.05 per share for the granting of stock options and for the issuance of restricted stock to its employees and consultants. The undersigned acknowledges that (i) the Company has not made, and does not now make, any representations that the value of its Common Stock exceeds, or will exceed on any future date, the fair market value of the Common Stock as determined by the Board of Directors, including, without limitation, any representation that the Common Stock would be valued at $0.05 per share in subsequent transactions between the parties; and (ii) no third party has passed on the valuation established by the parties.

8.       ACCEPTANCE

         A complete subscription must include (i) two copies of the signature page of the Subscription Agreement signed by the undersigned, and (ii) two copies of the Investor Questionnaire signed by the undersigned.

                            [SIGNATURE PAGE FOLLOWS]

                                           SCIENTIFIC COMPUTING ASSOCIATES, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                           -------------------------------------
                                           Taxpayer's Identification Number


                                           Address:

                                           One Century Tower
                                           265 Church Street
                                           New Haven, Connecticut  06510

Accepted by TurboWorx, Ind.

By:
   ------------------------------
Name:  Andrew H. Sherman
Title: Vice President, Operations

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE (I) ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS CONTAINED IN A SUBSCRIPTION AGREEMENT DATED MARCH 11, 2003, BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT (A COPY OF WHICH IS AVAILABLE WITHOUT CHARGE FROM THE COMPANY), AND (II) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

                                 TURBOWORX, INC.

                                    No. SCA-l

                      WARRANT TO SUBSCRIBE FOR COMMON STOCK

                               STOCK SUBSCRIPTION

                                     WARRANT

                                  MARCH 11,2003

                         Not Transferable or Exercisable
                     Except Upon Conditions Herein Specified

         THIS CERTIFIES that for value received, Scientific Computing Associates, Inc. (the "Subscriber"), a corporation with an address at One Century Tower, 265 Church Street, New Haven, Connecticut 06510, is entitled to subscribe for and purchase from TURBOWORX, INC., a Delaware corporation (the "Company"), that number of shares of Common Stock, $.001 par value per share of the Company as is determined in accordance with Section 1 hereof ("Warrant Stock"), at the exercise price per share determined as provided in Section 1 hereof (such price from time to subject to adjustment in accordance with Section 4 hereof and hereinafter called the "Warrant Price"), at any time or from time to time during the applicable period set forth in Section 1 hereof.

         This Warrant is issued pursuant to, and is subject to, that certain Subscription Agreement, dated as of March II, 2003, by and between the Company and the Subscriber (the "Subscription by the legal holder hereof at the principal office of the Company. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.

         SECTION 1. Calculation of Warrant Stock; Exercise Price; Term.

         (a) Except as otherwise provided herein, the number of shares of Warrant Stock and the term of exercise shall be calculated as provided below:

                  (i) At the end of the first calendar quarter during which gross revenues to the Company (as calculated from the date of incorporation, in accordance with generally accepted accounting principles, "Gross Revenues") are equal to or greater than $10,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock as equals one percent (1%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any Warrant Stock available for exercise pursuant to this Section l(a)(i) at any time or from time to time during the period from the date of calculation thereof to the date that is seven
(7) years thereafter.

                  (ii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $20,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Section 1 (a)(i) above, if any, shall equal two percent (2%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(a)(ii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (iii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $30,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1(a)(1) and l(a)(ii) above, if any, shall equal three percent (3%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1(a)(iii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (iv) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $40,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(iii) above, if any, shall equal four percent (4%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(a)(iv) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (v) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $50,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(iv) above, if any, shall equal five percent (5%) of the issued and outstanding shares of Common Stock of the Company as of such time, The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section I (a)(v) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (vi) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $60,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through 1 (a)(v) above, if any, shall equal six percent (6%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(vi) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (vii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $70,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through 1(a)(vi) above, if any, shall equal seven percent (7%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(vii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (viii) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $80,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through 1 (a)(vii) above, if any, shall equal eight percent (8%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1 (a)(viii) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (ix) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $90,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections 1 (a)(i) through l(a)(viii) above, if any, shall equal nine percent (9%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section l(ix) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

                  (x) At the end of the first calendar quarter during which Gross Revenues are equal to or greater than $100,000,000, this Warrant shall be exercisable for that number of shares of Warrant Stock which, when added to the amount of Warrant Stock set forth in Sections l(a)(i) through I (a)(ix) above, if any, shall equal ten percent (10%) of the issued and outstanding shares of Common Stock of the Company as of such time. The Subscriber may exercise this Warrant to purchase any additional Warrant Stock available for exercise pursuant solely to this Section 1(j) at any time or from time to time during the period from the date of calculation thereof to the date that is seven (7) years thereafter.

         (b) Notwithstanding anything herein to the contrary, in the event that that certain License Agreement, dated as of March 11, 2003, by and between the Company and the undersigned (the "License Agreement") is terminated by the undersigned, this Warrant shall be exercisable only for the number of shares of Warrant Stock, if any, calculated in accordance with Section 1(a) hereof, for any revenue milestones achieved prior to the effective date of termination of the License Agreement.

         (c) Notwithstanding anything herein to the contrary, in the event that the License Agreement is terminated by the Company pursuant to Section 9.2(d) thereof, the Warrant Stock and the term of exercise of this Warrant shall be calculated as provided below:

                  (i) This Warrant shall be immediately exercisable for that number of shares of Warrant Stock as equals one percent (1%) of the issued and outstanding shares of Common Stock of the Company as of the effective date of such termination and the undersigned may exercise this Warrant to purchase any Warrant Stock available for exercise pursuant to this Section l(c)(i) at any time or from time to time during the period from the effective date of termination of the License Agreement to the date that is seven (7) years thereafter.

                  (ii) Each of the percentages of stock set forth in Section 1(a)(i) through 1(a)(ix) shall be increased by one percent (1%), except that no shares of Warrant Stock shall issue based upon Gross Revenues equal to or greater than two times the Gross Revenues as of the effective date of termination of the License Agreement plus $5,000,000.

         (d) Notwithstanding anything herein to the contrary, in the event that at any time during which the License Agreement is in effect: (i) a Change of Control (as hereinafter defined) is effected; or (ii) the Company consummates a Qualified IPO (as hereinafter defined), the number of shares of Warrant Stock for which this warrant may be exercised shall equal that number of shares of Warrant Stock which, when added to the amounts of Warrant Stock for which this Warrant could be exercised prior to such date, equals ten percent (10%) of the issued and outstanding Common Stock of the Company immediately prior to the effective date of such event. For purposes hereof:

         "Change of Control" shall mean (i) a consolidation or merger of the Company with or into any other entity or any other transaction in which the holders of the Company's outstanding shares immediately before such consolidation, merger or other transaction do not, immediately after such consolidation, merger or other transaction, retain stock or other equity interests representing a majority of the voting power of the surviving entity of such consolidation or merger; or (ii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets or intellectual property of the Company.

         "Qualified IPO" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds of such public offering (after deduction of underwriters' discounts and commissions) equals or exceeds $15,000,000 and where the pre-money equity market capitalization of the Corporation equals or exceeds $90,000,000.

         (e) The Warrant Price for the Warrant Stock as calculated in accordance with Sections 1(a), 1 (b), 1(c) or 1(d) above, as applicable, shall equal the exercise price applicable to the most recent option for the Company's Common Stock granted to any employee or consultant of the Company prior to the time of the applicable Warrant Stock calculation.

         (f) The Company shall, within ten (10) days of receipt of any written request by the Subscriber therefor, provide to the Subscriber a writing evidencing: (i) the number of shares of Warrant Stock for which this Warrant may be exercised as of the date of such writing; and (ii) the Warrant Price applicable thereto.

         SECTION 2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof in whole at any time or in part from time to time during the applicable term set forth in Section 1 hereof, but not as to a fractional share of Warrant Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company, at One Century Tower, 265 Church Street, New Haven, Connecticut 06510 (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company), and by payment to the Company of the Warrant Price in cash or by certified or cashier's check or wire transfer for each share being purchased.

         Notwithstanding anything herein to the contrary, in lieu of exercising this Warrant as hereinabove permitted, the Subscriber may elect to receive shares of Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Subscription Form, in which event the Company shall issue to the Subscriber that number of shares of Warrant Stock computed using the following formula:

                               SAS = WS x (CP-EP)
                               ------------------
                                       CP

Where:

         SAS equals the number of shares of Warrant Stock to be issued to the Subscriber; and

         WS equals the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation); and

         CP equals the Closing Price (as hereinafter defined) as of the date of exercise. "Closing Price" on any day shall mean, in the absence of an established market for the Company's Common Stock, the valuation per share as determined in good faith by the Board of Directors; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the Closing Price per share shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five

                  (5) trading days prior to the date of determination of the Closing Price. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the Closing Price per share shall be equal to the per share offering price to the public of the Common Stock issued in the initial public offering; and

         EP       equals  the  per  share   exercise  price  (as  calculated  in
                  accordance  with  Section  1  hereof).

         In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Warrant Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding twenty-five (25) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant of like tenor representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Warrant Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any issue tax imposed on exercise of this Warrant for Warrant Stock, provided, however, that the Subscriber shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Subscriber as reflected upon the books of the Company.

         Notwithstanding the foregoing or anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company or its counsel to satisfy the Company and its counsel that the proposed exercise of this Warrant may be effected without registration under the Securities Act of 1933, as amended. The Holder shall not be entitled to exercise this Warrant, or any part hereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company and its counsel.

         SECTION 3. COVENANTS AS TO WARRANT STOCK. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Warrant Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Warrant Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Warrant Stock issuable upon exercise of this Warrant.

         SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

         SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price and the securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                  (i) If, at any time during the Term of this Warrant but after a calculation of Warrant Stock, the number of shares of Common Stock of the Company outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Warrant Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

                  (ii) In any case in which the provision of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (iii) The sale or other disposition of any Warrant Stock theretofore held in the treasury of the Company shall be deemed to be an issuance thereof.

         SECTION 6. STOCKHOLDER RIGHTS. Except as specifically provided for in this Warrant, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. Upon exercise of this Warrant and at the request of the Company, the holder hereof shall execute a joinder agreement whereby it will become a party to such other agreements between the Company and its shareholders as may be in effect at such time.

         SECTION 7. TRANSFER OF WARRANT. Subject to the provisions of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, but only upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and when so endorsed the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         SECTION 8. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon surrender hereof by the holder hereof at the office or agency of the Company designated in Section 2 hereof, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

         SECTION 9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Subscriber would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, cancel this Warrant and pay a sum in cash equal to the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

         SECTION 11.  INFORMATION RIGHTS.

         (a) The Subscriber shall furnish to the Company such information regarding such Subscriber as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance.

         (b) The Company shall furnish to the Subscriber:

                  (i) as soon as practicable after the end of each fiscal year of the Company during which this Warrant may be exercised, and in any event within ninety (90) days thereafter, a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, together with management's discussion and analysis of such statements; and

                  (ii) at the same time and in the same manner as it is provided to the stockholders of the Company, a copy of any notice, consent or other communication distributed by the Company to its stockholders as stockholders.

         (c) To the extent not otherwise provided herein, in the event of:

                  (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (iii) any Change of Control, or Company,

then and in each such event the Company will promptly mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Change of Control, dissolution, liquidation or winding-up is to take place. Such notice shall be mailed at least five (5) days prior to the date specified in such notice on which any such action is to be taken.

         SECTION 12. LAW GOVERNING. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         SECTION 13.  MISCELLANEOUS.

         (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         (b) Any provision of this Warrant which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (c) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, TURBOWORX, INC. has caused this Warrant to be executed by its duly authorized officer, and this Warrant to be dated March 11, 2003.

                                                TURBOWORX, INC.

                                                By:
                                                   -----------------------------
                                                Name:  Jeffrey Augen
                                                Title: President

ATTEST:

--------------------------------
Name:

                              FORM OF SUBSCRIPTION

                  [To be signed only upon exercise of Warrant[

To:      TURBOWORX, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of TURBOWORX, INC. and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ______________ , whose address is


Dated:
      ---------------------------

By:
   ------------------------------
     (Signature)

---------------------------------

---------------------------------
     (Address)

                               FORM OF ASSIGNMENT

                  [To be signed only upon exercise of Warrant[

         For value received, the undersigned hereby sells, assigns and transfers unto _______________________ the right represented by the within Warrant to purchase _______ shares of Common Stock of TURBOWORX, INC. to which the within Warrant relates, and appoints ___________________, Attorney, to transfer such right on the books of TURBOWORX, INC. with full power of substitution in the premises.


Dated:
      ---------------------------

By:
   ------------------------------
     (Signature)

---------------------------------

---------------------------------
     (Address)

Signed in the Presence of:

-----------------------------

                             INVESTOR QUESTIONNAIRE

TurboWorx, Inc.
One Century Tower
265 Church Street
New Haven, Connecticut 06510

Attention:  Jeffrey Augen, President

Ladies and Gentlemen:

         The information contained herein is furnished to you to enable you to determine whether the issuance of a warrant ("Warrant") may be made to the undersigned pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and regulations thereunder. The Warrant, the shares of stock issuable upon the exercise of the Warrant (the "Warrant Shares") and any other shares issued by the Company in exchange for any Warrant Shares are hereinafter referred to collectively as the "Securities".

         The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the Securities will not be registered under the Act in reliance upon the exemption from registration provided by Section 4(2) of the Act, and (iii) the request that the undersigned complete this questionnaire does not constitute an offer of the Securities to the undersigned.

         The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the closing of the issuance of the Warrants to the undersigned.

         All information furnished is for the sole use of you and your counsel and will be held in confidence by you and your counsel, except that this questionnaire may be furnished to such parties as you deem desirable to establish compliance with federal or state securities laws.

                 ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

1. The undersigned considers itself, himself or herself to be an experienced and sophisticated investor on the basis of knowledge and experience in financial, business, and investment matters and is therefore capable of, and does understand the full nature and risk of an investment in the Securities and can afford the complete loss of the investment.

2. The undersigned has read a copy of all of the written materials provided by the Company, and the undersigned understands that such materials do not purport to describe fully the current condition of the Company, given its current financial situation and the nature of in a private placement memorandum).

3. The undersigned has been afforded an opportunity to ask questions of representatives of the Company regarding the Company and the terms of this investment in the Securities.

4. The undersigned understands that the Securities have not been and will not be registered under the Act, or any state securities laws and cannot be sold or otherwise distributed by the undersigned unless they either are registered or otherwise qualified under the Act and any applicable state securities laws or are exempt from such registrations or qualification.

5.       The undersigned [check one]: ____ is not an Accredited Investor, or

                                      |X| is an  Accredited  Investor  by virtue
         of the following status:

         (i) is a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(2 1) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  YES___   NO___

         (ii)     is a  private  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940;

                  YES___   NO___

         (iii) is a non-profit organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  YES___   NO___

         (iv) is a director or executive officer of the Company;

                  YES___   NO___

         (v) is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  YES___   NO___

         (vi) is a natural person who (a) had an individual income (not including his or her spouse's income) in excess of $200,000 in each of 2001 and 2002 and who reasonably expects an income in excess of $200,000 in 2003 or (b) had a joint income with that person's spouse in excess of $300,000 in each of 2001 and 2002 and has a reasonable expectation of reaching the same income level in the current year;

                  YES___   NO___

         (vii) is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

                  YES___   NO___

         (viii) is an entity in which all of the equity owners are accredited investors under subparagraphs (i), (ii), (iii), (iv), (v),
                  (vi) or (vii) above.

                  YES___   NO___

                                    EXHIBIT D

                         SOFTWARE MODIFICATION AGREEMENT

                         SOFTWARE MODIFICATION AGREEMENT

This Agreement is by and between TURBOWORX, INC. ("LICENSEE"), a Connecticut corporation with offices at 265 Church Street, New Haven, Connecticut, 06510, and SCIENTIFIC COMPUTING ASSOCIATES, INC. (SCIENTIFIC), a Connecticut corporation with offices at One Century Tower, 265 Church Street, New Haven, CT 06510 (jointly, the Parties).

LICENSEE agrees to receive on loan from SCIENTIFIC the source code for the SCIENTIFIC program ____________________("Licensed Program"), and LICENSEE agrees to use this Licensed Program only for the purposes of modifying the Licensed Program to repair or enhance it as described in Attachment A ("Permitted Modifications"), including the creation of new non-source forms of the Licensed Program ("Non-Source Programs") similar to other non-source versions of the Licensed Program included in that set of software products known as "SCA Commercial Products" in other license agreements between the Parties. The Non-Source Programs shall become subject to the license terms and restrictions applicable to other non-source versions of the Licensed Program included in the SCA Commercial Products under other agreements between the Parties just as if they had been delivered by SCIENTIFIC to LICENSEE, SCIENTIFIC is willing to loan LICENSEE the Licensed Program under the conditions described herein during the Term of this Agreement, which Term shall commence on _____________ and shall end on the earliest of _____________,or the date on which LICENSEE delivers to SCIENTIFIC the source code for the Permitted Modifications as hereinafter described ("Delivery Date"), or such other date on which LICENSEE terminates this Agreement by written notice to SCIENTIFIC. This Agreement may only be extended or modified by written mutual agreement of the Parties.

Upon completion of the Permitted Modifications, LICENSEE shall deliver the source code for the Licensed Program incorporating the Permitted Modifications ("Modified Licensed Program") to SCIENTIFIC, and SCIENTIFIC shall, at its commercially reasonable discretion and schedule, incorporate the Permitted Modifications (or a reasonably equivalent set of alternative modifications) into the next commercial upgrade release of the Licensed Program ("Upgraded Licensed Program"). SCIENTIFIC agrees to retain a copy of the source code for the Modified Licensed Program as delivered by Licensee until such a commercial release has occurred and SCIENTIFIC has delivered to LICENSEE all non-source copies of the Upgraded Licensed Program to which LICENSEE may be entitled under other agreements between the Parties.

Except as may be reasonably required to make the Permitted Modifications and to create the Non-Source Programs, LICENSEE agrees not to make or permit to be made,, any copies of the Licensed Program or portions thereof without the written permission of SCIENTIFIC. All copies. shall contain any and all proprietary notices or legends that may appear in the Licensed Program. LICENSEE may make copies of documentation provided by SCIENTIFIC as may be reasonably required to make the Permitted Modifications and create the Non-Source Programs. If SCIENTIFIC provides updated copies of the Licensed Program or documentation, LICENSEE shall install and use only the updated Licensed Program or documentation. LICENSEE agrees that it will return or destroy the Licensed Program and all documentation, and to render unusable all Licensed Programs or copies thereof placed in any storage apparatus, upon termination of this

Agreement. Upon reasonable written request of SCIENTIFIC, LICENSEE shall provide written certification of its compliance with this obligation.

Within thirty (30) days of the termination of this Agreement, LICENSEE shall, upon written request of SCIENTIFIC, inform SCIENTIFIC of the results of any evaluations or assessments of the quality, performance, correctness or other similar operational behaviors or characteristics of the Licensed Program, either with or without the Permitted Modifications. Insofar as they relate to evaluations or assessments of the quality, performance, correctness, fitness, or other similar operational behaviors or characteristics of the Licensed Program, LICENSEE shall not, without the written permission of SCIENTIFIC, disclose any results of its tests of the Licensed Program, in any form, to any party other than SCIENTIFIC for a period of one (1) year after termination of this Agreement.

The Licensed Program and the Non-Source Programs, by themselves or with all or part of the Permitted Modifications, are Confidential Information of SCIENTIFIC. Nothing in this Agreement grants to LICENSEE the right to sell, lease or otherwise transfer or dispose of the Licensed Program or the Non-Source Programs in whole or in part. Nothing in this Agreement grants to LICENSEE any right to:
1) incorporate the Licensed Program or Non-Source Programs in any LICENSEE product or 2) redistribute the Licensed Program or Non-Source Programs, or 3) use the Licensed Program or Non-Source Programs for any purpose other than the purposes described herein.

At all times, LICENSEE must protect the confidential, proprietary and trade secret nature of the Licensed Program. LICENSEE shall use all reasonable efforts to ensure that no improper or unauthorized use is made of the Licensed Program. LICENSEE must ensure that the Licensed Program and any copies permitted hereunder are at locations under its control and password protected at all times, with a minimum number of individuals with access to or knowledge of such password. Each individual having the ability to access the Licensed Program must first execute a written non-disclosure agreement which obligates such individual to maintain the confidential, proprietary and trade secret nature of the Licensed Program and such agreement must be at least as protective of SCIENTIFIC's rights as this Agreement. LICENSEE may only provide or disclose the Licensed Program to those of LICENSEE's employees who must have access to the Licensed Program to complete the Permitted Modifications and who are not otherwise involved in the development of software products that compete with the Licensed Program.

THE LICENSED PROGRAM COMES WITH NO WARRANTY AND IS PROVIDED ON AN "AS IS" BASIS. YOU ASSUME THE ENTIRE COST OF ANY DAMAGE RESULTING FROM THE INFORMATION CONTAINED IN OR PRODUCED BY THE LICENSED PROGRAM, OR ANY PORTION THEREOF. YOU ASSUME ALL RESPONSIBILITIES FOR SELECTION OF THE LICENSED PROGRAM TO ACHIEVE YOUR INTENDED RESULTS, AND FOR THE INSTALLATION OF, USE OF, AND RESULTS OBTAINED USING IT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, SCIENTIFIC, ITS
SUPPLIERS AND OTHERS WHO MAY DISTRIBUTE THE LICENSED PROGRAM DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE,

CONFORMANCE WITH DESCRIPTION, NON-INFRINGEMENT OF THIRD PARTIES RIGHTS, OR FAILURE TO PROVIDE SUPPORT SERVICES, WITH RESPECT TO THE LICENSED PROGRAM.

THE CUMULATIVE LIABILITY OF SCIENTIFIC, ITS SUPPLIERS OR OTHERS WHO MAY DISTRIBUTE THE LICENSED PROGRAM, TO YOU OR ANY OTHER PARTY FOR ANY LOSS OR DAMAGES RESULTING FROM ANY CLAIMS, DEMANDS OR ACTIONS ARISING OUT OF OR RELATING TO THESE TERMS AND CONDITIONS SHALL NOT EXCEED ONE U.S. DOLLAR. IN NO EVENT SHALL SCIENTIFIC, ITS SUPPLIERS OR OTHERS WHO MAY DISTRIBUTE THE LICENSED PROGRAM BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES OR LOST PROFITS WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THE LICENSED PROGRAM, EVEN IF SCIENTIFIC, ITS SUPPLIERS OR OTHERS WHO MAY DISTRIBUTE THE LICENSED PROGRAM HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE LIMITATIONS ON IMPLIED WARRANTIES OR THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.

This Agreement shall be governed by, shall be construed in accordance with, and performance shall be determined in accordance with the laws of the State of Connecticut without reference to any provisions for conflicts of laws.

Accepted and agreed to:

SCIENTIFIC COMPUTING ASSOCIATES, INC.       TURBOWORX, INC.
By:                                         By:
   ------------------------------------        ---------------------------------
Name:                                       Name:
     ----------------------------------          -------------------------------
Title:                                      Title:
      ---------------------------------           ------------------------------
Date:                                       Date:
     ----------------------------------          -------------------------------

                                  ATTACHMENT A

Permitted Modifications:

Such modifications to the Licensed Program as may be required to {Insert Description of Changes]